BENEFICIAL                EXHIBIT 4.1
                                CORPORATION


     REGISTERED                                       PRINCIPAL AMOUNT

     No. FXC-                                                  $______

                        Medium-Term Notes, Series I
                                (Fixed Rate)

     INTEREST PAYABLE EACH JUNE 15, DECEMBER 15 AND AT MATURITY OR AS
     FOLLOWS: _________________

     ORIGINAL ISSUE DATE: __________________

     INTEREST RATE: _________________

     MATURITY DATE: _______________

     OTHER PROVISIONS: ____________

          BENEFICIAL CORPORATION, a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to or registered assigns, the principal amount of _________________ ________________________________________ DOLLARS on the maturity date set forth above at the office or agency of the Company for such payment in The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal amount until maturity at the rate per annum set forth above (on the basis of a 360-day year consisting of twelve 30-day months or as otherwise provided above), at such office or agency, in like coin or currency, semi-annually on June 15 and December 15 of each year or as otherwise provided above, until the date on which payment of said principal amount has been made or duly provided for, and on such date. Unless otherwise provided above, such interest shall be payable from the date hereof if there has been no Predecessor Note (as defined in the Indenture hereinafter referred to) of this Note or, if there has been such a Predecessor Note or Notes, from the June 15, December 15 or other applicable date, as the case may be, next preceding the date hereof to which interest has been most recently paid on a Predecessor Note, unless (A) the date hereof is a date to which interest has been so paid, in which case from the date hereof or (B) the date hereof is between the last day of the month next preceding a June 15 or December 15 or such other date on which interest hereon is payable (other than a June 15 or December 15 or such other date on which interest hereon is payable which is the maturity date of this Note) and such June 15 or December 15 or such other date on which interest hereon is payable and there was outstanding on such last day of the month a Predecessor Note of this Note, in which case from such June 15 or December 15 or such other date on which interest hereon is payable; provided, however, that if the Company shall default in payment of the interest due on such June 15 or December 15 or such other date on which interest hereon is payable, then from the preceding June 15 or December 15 or such other date on which interest hereon is payable to which interest has been most recently paid, or, if interest has not been paid on any Predecessor Note of this Note, then from the date of the earliest such Predecessor Note. Notwithstanding the preceding sentence, if interest has not been paid on this Note and there have been one or more Predecessor Notes of this Note (other than as described in clause (B) of the preceding sentence) and interest has not been paid on any such Predecessor Note, interest shall be payable from the date of the earliest such Predecessor Note. Except as otherwise provided above or in the Indenture hereinafter referred to and in the next sentence, the interest payable hereon on any June 15 or December 15 or such other date on which interest hereon is payable shall be payable to the person in whose name this Note is registered at the close of business on the last calendar day of the month next preceding the month in which such interest payment is due and may be paid, at the option of the Company, by check mailed to the person in whose name this Note is registered at the close of business on the relevant record date as shown in the Note Register (as defined in the Indenture hereinafter referred to). Notwithstanding the foregoing, a holder of at least U.S. $10,000,000 in aggregate principal amount of Notes issued in certificated form having the same Interest Payment Dates may by written notice to the Trustee on or before the relevant record date preceding an Interest Payment Date arrange to have the interest payable on all Notes held by such holder on such Interest Payment Date and all subsequent Interest Payment Dates, until written notice to the contrary is given to the Trustee, made by wire transfer of immediately available funds to an account at a bank in The City of New York (or other bank consented to by the Company) dated by such holder (provided that such bank has appropriate facilities therefor). Interest payable hereon on the maturity date set forth above shall be payable to the same person to whom the principal amount hereof shall be payable. Unless otherwise provided above, if the date of this Note is between the last calendar day of the month next preceding a June 15 or December 15 or other interest payment date and such interest payment date, then the first payment of interest hereon will be due and payable on the earlier to occur of (C) the December 15 or June 15 or other applicable date on which interest is payable next succeeding such interest payment date and (D) the maturity date of this Note. If any Interest Payment Date or the maturity date of a Fixed Rate Note falls on a day that is not a Business Day, payment of principal or interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the maturity date, as the case may be.

          Unless the Certificate of Authentication herein has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          The provisions of this Note are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, BENEFICIAL CORPORATION has caused this Instrument to be signed manually or by facsimile signature by its Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, President, a Member of the Office of the President or one of its Vice Presidents and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries, and a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                   BENEFICIAL CORPORATION

                                   By _________________________________
                                       Member of the Office of the
                                         President and Chief Financial
                                         Officer


                                   By _________________________________
                                       Secretary



                             [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of notes of the Company, designated generally as its Medium-Term Notes, Series I (the "Notes"). The Notes are issued or to be paid under and pursuant to the Indenture dated as of July 1, 1997 (herein called the "Indenture"), duly executed and delivered by the Company to The Chase Manhattan Bank, Trustee (herein called the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. The Notes constitute a single series for purposes of the Indenture unlimited in aggregate principal amount.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that the holders of the majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default under the Indenture and its consequences, except a default in the payment of principal of or interest on any of the Notes, in the manner and to the extent provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental Indenture shall (i) extend the fixed maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or make the principal thereof or interest thereon payable in any coin or currency other than that hereinabove provided, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

          The Notes are issuable as registered Notes only, in the denomination of $25,000 and any larger denomination which is an integral multiple of $1,000 approved by the Company, such approval to be evidenced by the execution thereof.

          This Note is transferable by the registered holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in The City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Subject to limitations set forth in the Indenture, upon any registration or transfer, a new registered Note or Notes of authorized denomination or denominations, and in the same aggregate principal amount will be issued to the transferee in exchange therefor.

          The Company, the Trustee, any paying agent, and any Note may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Note Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon, as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Note registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or interest on this Note, or for any claim based hereon, or otherwise in respect hereof or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director such past, present or future of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, and such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Unless otherwise specified on the face hereof, this Note is defeasible pursuant to Section 12.02 of the Indenture.

          The Notes are not redeemable prior to maturity.

          This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.


                 [TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     Dated: ___________

          This is one of the Notes of the series designated herein issued under the within-mentioned Indenture.


                                   THE CHASE MANHATTAN BANK
                                    as Trustee

                                   By ________________________________
                                         Authorized Officer




                    ____________________________________

                               ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM - as tenants in common        UNIF GIFT MIN ACT ______  Custodian ______
       TEN ENT - as tenants by the entries                    (Cust)      (Minor)
        JT TEN - as joint tenants with
                 right of survivorship                        _______________
                 and not as tenants                               (State)
                 in common

     Additional abbreviations may also be used though not in the above list.



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     {Insert Social Security or other Identifying Number of Assignee} ______
     _______________________________________________________________________
     Please print or typewrite name and address of assignee

     _______________________________________________________________________

     the within Note of BENEFICIAL CORPORATION and hereby does irrevocably constitute and appoint

     ________________________________________________________ Attorney
     to transfer the said Note on the books of the within-mentioned Company, with full power of substitution in the premises.

     Dated __________________

                                   ____________________________________
                                   Notice: The signature to this
                                   assignment must correspond with the
                                   name as written upon the face of
                                   the Note in every particular
                                   without alteration or enlargement
                                   or any change whatever.
                                   ____________________________________